Exhibit 10.2

THIRD AMENDMENT TO FIFTH
AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of August 23, 2019, is by and among (i) HECLA MINING COMPANY, a Delaware corporation, HECLA LIMITED, a Delaware corporation, HECLA ALASKA LLC, a Delaware limited liability company, HECLA GREENS CREEK MINING COMPANY, a Delaware corporation and HECLA JUNEAU MINING COMPANY, a Delaware corporation (collectively, the “Borrowers”), (ii) each of the other parties identified as “Other Loan Parties” on the signature pages hereto, (iii) each of the banks and other financial institutions identified as “Lenders” on the signature pages hereto (the “Lenders”), and (iv) THE BANK OF NOVA SCOTIA, as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Fifth Amended and Restated Credit Agreement, dated as of July 16, 2018 (as amended by that First Amendment dated as of May 8, 2019, that Second Amendment dated as of July 15, 2019, and as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Third Amendment, and as the same may be further amended, supplemented, amended or restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent, the Lenders have made commitments to extend certain credit facilities to the Borrowers.

WHEREAS, the parties hereto desire to further amend the Existing Credit Agreement in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I
DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Third Amendment, including its preamble and recitals, have the following meanings:

“Administrative Agent” is defined in the recitals. “Borrowers” is defined in the preamble.

“Credit Agreement” is defined in the recitals.

“Existing Credit Agreement” is defined in the recitals.

“Lenders” is defined in the preamble.

“Third Amendment” is defined in the preamble.

“Third Amendment Effective Date” is defined in Subpart 4.1.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Third Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II
AMENDMENT TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect.

SUBPART 2.1 Amendment. Effective as of the Third Amendment Effective Date (as defined below) Section 1.1 of the Existing Credit Agreement is hereby amended by amending the definition of “Letter of Credit Commitment” therein to replace the reference of “$30,000,000” therein with “$50,000,000”.

PART III
AFFIRMATION AND CONSENT

SUBPART 3.1 Affirmation and Consent. Each of the Loan Parties confirms that it has received a copy of this Third Amendment and restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, effective as of the date hereof, after giving effect to this Third Amendment.

PART IV
CONDITIONS TO EFFECTIVENESS

SUBPART 4.1 Amendment Effective Date. This Third Amendment shall be and become effective as of the date (the “Third Amendment Effective Date”) when the last of all of the conditions set forth in this Part IV shall have been satisfied.

SUBPART 4.2 Execution of Counterparts of Third Amendment. The Administrative Agent shall have received counterparts satisfactory to the Administrative Agent of this Third Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the other Loan Parties, each Lender and the Administrative Agent.

SUBPART 4.3 Representations and Warranties. The representations and warranties contained in Subpart 5.4 shall be true and correct in all material respects (and, to the extent any of such representations and warranties are qualified by materiality in their own right, such representations and warranties shall be true and correct in all respects) on and as of the Third Amendment Effective Date.

SUBPART 4.4 Costs and Expenses, etc. The Administrative Agent shall have received for its account and the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 9.3 of the Credit Agreement, if then invoiced, or any other Loan Document.

PART V
MISCELLANEOUS

SUBPART 5.1 Cross-References. References in this Third Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Third Amendment.

SUBPART 5.2 Instrument Pursuant to Existing Credit Agreement. This Third Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 5.3 References in Other Loan Documents. At such time as this Third Amendment shall become effective pursuant to the terms of Part IV, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Third Amendment.

SUBPART 5.4 Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Third Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Third Amendment, (c) the representations and warranties contained in Article III of the Credit Agreement and applicable to such Loan Party are true and correct in all material respects (and, to the extent any of such representations and warranties are qualified by materiality in their own right, such representations and warranties shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the amendment contained herein.

SUBPART 5.5 Counterparts. This Third Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Third Amendment by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an original will be delivered.

SUBPART 5.6 Full Force and Effect; Limited Amendment. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SUBPART 5.7 Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SUBPART 5.8 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

* * * * *

Each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

HECLA ALASKA LLC,
a Delaware limited liability company

By:	Hecla Mining Company,
its Managing Member

By:	/s/Lauren M. Roberts
Name: Lauren M. Roberts
Title: Senior Vice President

HECLA GREENS CREEK MINING
COMPANY, a Delaware corporation

By:	/s/Lauren M. Roberts
Name: Lauren M. Roberts
Title: Vice President

HECLA JUNEAU MINING COMPANY,
a Delaware corporation

By:	/s/Lauren M. Roberts
Name: Lauren M. Roberts
Title: Vice President

HECLA LIMITED,
a Delaware corporation

By:	/s/Lauren M. Roberts
Name: Lauren M. Roberts
Title: Vice President

HECLA MINING COMPANY,
a Delaware corporation

By:	/s/Lauren M. Roberts
Name: Lauren M. Roberts
Title: Senior Vice President

BURKE TRADING INC.,
a Delaware corporation

By:	/s/Lawrence P. Radford
Name: Lawrence P. Radford
Title: Vice President

HECLA ADMIRALTY COMPANY,
a Delaware corporation

By:	/s/Lawrence P. Radford
Name: Lawrence P. Radford
Title: Vice President

SILVER HUNTER MINING COMPANY,
a Delaware corporation

By:	/s/Lawrence P. Radford
Name: Lawrence P. Radford
Title: Vice President

RIO GRANDE SILVER, INC.,
a Delaware corporation

By:	/s/Lawrence P. Radford
Name: Lawrence P. Radford
Title: Vice President

HECLA SILVER VALLEY, INC.,
a Delaware corporation

By:	/s/Lawrence P. Radford
Name: Lawrence P. Radford
Title: Vice President

HECLA MC SUBSIDIARY, LLC,
a Delaware limited liability company

By:	/s/Daniel A. Nelson
Name: Daniel A. Nelson
Title: President

HECLA MONTANA, INC.,
a Delaware corporation

By:	/s/Luther J. Russell
Name: Luther J. Russell
Title: President

REVETT SILVER COMPANY,
a Montana corporation

By:	/s/Luther J. Russell
Name: Luther J. Russell
Title: President & CEO

TROY MINE INC.,
a Montana corporation

By:	/s/Luther J. Russell
Name: Luther J. Russell
Title: President

RC RESOURCES, INC.,
a Montana corporation

By:	/s/Luther J. Russell
Name: Luther J. Russell
Title: President

REVETT EXPLORATION, INC.,
a Montana corporation

By:	/s/Luther J. Russell
Name: Luther J. Russell
Title: President

REVETT HOLDINGS, INC.,
a Montana corporation

By:	/s/Luther J. Russell
Name: Luther J. Russell
Title: President

MINES MANAGEMENT, INC.,
an Idaho corporation

By:	/s/Daniel A. Nelson
Name: Daniel A. Nelson
Title: Vice President & Treasurer

NEWHI, INC.,
a Washington corporation

By:	/s/Daniel A. Nelson
Name: Daniel A. Nelson
Title: Vice President & Treasurer

MONTANORE MINERALS CORP.,
a Delaware corporation

By:	/s/Daniel A. Nelson
Name: Daniel A. Nelson
Title: Vice President & Treasurer

KLONDEX GOLD & SILVER MINING
COMPANY, a Nevada corporation

By:	/s/Lauren M. Roberts
Name: Lauren M. Roberts
Title: President

KLONDEX MIDAS HOLDINGS
LIMITED, a Nevada corporation

By:	/s/Lauren M. Roberts
Name: Lauren M. Roberts
Title: President

KLONDEX MIDAS OPERATIONS INC.,
a Nevada corporation

By:	/s/Lauren M. Roberts
Name: Lauren M. Roberts
Title: President

KLONDEX AURORA MINE INC.,
a Nevada corporation

By:	/s/Lauren M. Roberts
Name: Lauren M. Roberts
Title: President

KLONDEX HOLLISTER MINE INC.,
a Nevada corporation

By:	/s/ Lauren M. Roberts
Name: Lauren M. Roberts
Title: President

HECLA QUEBEC INC./HECLA QUEBEC
INC., a Canadian federal corporation

By:	/s/ Lauren M. Roberts
Name: Lauren M. Roberts
Title: President

ADMINISTRATIVE AGENT:	THE BANK OF NOVA SCOTIA,
as Administrative Agent

	By:	/s/ Alastair Borthwick
Name: Alastair Borthwick
Title: Managing Director

	By:	/s/ Ryan Moonilal
Name: Ryan Moonilal
Title: Analyst

LENDERS:	THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/ Michael Eddy
Name: Michael Eddy
Title: Managing Director

	By:	/s/ Stephen MacNeil
Name: Stephen MacNeil
Title: Director

ING CAPITAL LLC, as a Lender

By:	/s/ Remko van de Water
Name: Remko van de Water
Title: Managing Director

By:	/s/ Tanja van der Woude
Name: Tanja van der Woude
Title: Director

CANADIAN IMPERIAL BANK OF
COMMERCE, as a Lender

By:	/s/ Kazim Mehdi
Name: Kazim Mehdi
Title: Executive Director

By:	/s/ Martin Danaj
Name: Martin Danaj
Title: Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ James Shender
Name: James Shender
Title: Vice President